SUPPLEMENT DATED JANUARY 20, 2022

To the

PROSPECTUS DATED MAY 1, 2017- TRANSAMERICA® FREEDOM ASSET ADVISOR

Issued by

Transamerica Life Insurance Company

WRL Series Life Account G

Effective on January 1, 2022, based on changes to the underlying portfolios, the following subadvisor change occurred:

Portfolio Name	Prior Subadvisor	New Subadvisor
Transamerica International Focus VP	TDAM USA Inc.	Epoch Investment Partners, Inc.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.